UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-2

drugstore.com, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Customer FAQ re: drugstore.com & Walgreens

If you are dealing with any customer contacts about the drugstore.com & Walgreens news, please refer to the following questions and answers for guidance:

Q: Will I still be able to shop at drugstore.com and Beauty.com?

A: Yes. We intend to continue building both companies’ powerful brands.

Q: Will my shopping list remain (your list)?

A: Yes. We will continue to use our separate brands and maintain separate branding and functionality of our sites. You will be able to use ‘your list’ as you’ve always done.

Q: Will I be able to purchase at drugstore.com and pick the order up at a local Walgreens?

A: Not immediately, but we do intend to have a local pick-up capability with expanded delivery options in the future.

Q: Can I transfer my prescriptions to Walgreens?

A: Our mail order pharmacy will continue to operate in partnership with BioScrip and your pharmacy orders will be fulfilled from Columbus, OH. You certainly have the option of transferring your prescription to Walgreens (or any other pharmacy). drugstore.com will continue to explore all options to provide you with continued value, choice and convenience for your pharmacy and over the counter needs.

Q: Will you continue to offer the same products you do today?

A: Yes, we will continue to offer the same great assortment we do today and continue to look for the newest, most innovative products in the marketplace. Be assured, we will continue to be your online source for all your health, beauty, and wellness products.

Q: Will I see a difference in the prices I pay?

A: Although no pricing decisions will be made until after the transaction is closed, we expect to maintain Walgreens and drugstore.com’s current product pricing structures.

Q: Who do I contact if I have a problem with my order?

A: Please continue to contact drugstore.com via phone, email, or chat for any service or order related issues. We will continue to be here 24/7 to meet our customer needs.

Q: Will drugstore dollars (DS$) go away?

A: There are no plans to change our popular drugstore Dollars program.

Q: Will I be able to use my DS$ on Walgreens.com?

A: Not at this time; however, this is something we will look at during our integration planning.

Q: What happens to my prescription that I have with drugstore.com?

A: Nothing changes. You can still order and manage your prescriptions on our site using your account.

Q: You just switched my prescription services to BioScrip and I experienced challenges during the transition. Will the same thing happen again with Walgreens?

A: We apologize for any inconvenience our BioScrip transition may have caused. We have worked tirelessly with BioScrip to improve the service offering. BioScrip will continue to be our mail order pharmacy partner and fulfill prescriptions from their Columbus, Ohio facility. As always, customers have a choice for their pharmacy needs and may transfer prescriptions to any pharmacy including their local Walgreens.

Q: Will I be able to order drugstore.com and Beauty.com products on Walgreens.com?

A: Not at this time. We will look to add products to the sites (and stores) but will do so where it makes sense and after we consult with the respective brands.

Q: Will shipping rates and hurdles stay the same on drugstore.com and Beauty.com?

A: We are constantly evaluating our shipping rates and hurdles. We have no plans to change the rates at this time and will continue to offer FS$25 on all Beauty.com orders, FS$25 for new customer orders on drugstore.com and FS$49 for all repeat customer orders on drugstore.com.

Q: Will the service I get from drugstore.com and Beauty.com remain the same?

A: Yes. We are committed to providing our customers with the best service and value we can offer and there are no plans to change our service.

Q: Will I continue to see great prices and promotions?

A: Yes. We are committed to providing our customers with very competitive prices and promotions.

Q: Will I continue to find my hard to find items at drugstore.com?

A: Yes, in fact, we expect to provide our customers with additional product choices not previously offered.

Additional Information about the Transaction

The information in this communication is not, and is not intended to be, a solicitation of proxies or an offer of securities. drugstore plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Walgreens, drugstore, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by drugstore through the web site maintained by the SEC at www.sec.gov and by contacting drugstore Investor Relations at (212) 331-8424. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on drugstore’s website at www.drugstore.com.

Participants in the Acquisition of drugstore

drugstore.com and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of drugstore’s stockholders in connection with the proposed transaction will be set forth in the Proxy Statement described above when it is filed with the SEC. Additional information regarding drugstore’s executive officers and directors is included in drugstore’s definitive proxy statement, which was filed with the SEC on April 30, 2010. You can obtain free copies of this document from drugstore using the contact information above.

Forward-Looking Statements

Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. These statements include those regarding the transaction, the integration process, and our expectations for our operations. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of drugstore’s stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and other factors described in Walgreens Annual Report on Form 10-K for the year ended August 31, 2010, drugstore.com’s Annual Report on Form 10-K for the year ended January 2, 2011 and their respective subsequent SEC filings, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except to the extent required by law, Walgreens and drugstore.com disclaim any obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.

Additional information was published to the drugstore.com customer help pages on 03/24/2011.